EXHIBIT 10.3
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LEASE AGREEMENT BETWEEN H.V. PROPERTIES AND VILLAGE FINANCIAL
CORPORATION.  RENTAL PROPERTY LOCATED AT 23 ROUTE 31 NORTH, SUITE
A22, PENNINGTON, NJ  08534



MONTHLY RENTAL AMOUNT                                         $700.00

This amount to include rent, utilities, common fee, weekly office cleaning, use of work room (billed for usage), conference room, bathrooms and kitchen area.

All expenses are billed monthly and are due the first of each month. If they are received after the first of each month, they are considered delinquent and a $70.00 administrative charge will be added the next month.

A SIXTY DAY NOTICE TO TERMINATE the lease is expected of both parties.

One month security deposit plus first month pro-rated amount of $350 rent ($1050.00) is due before lease commences on July 15, 1998.

The expenses itemized in this lease are valid for one year from the date of commencement and will be renegotiated the following year.

Receptionist and phone services are available at an additional cost.

Furniture rental price (list attached) will be $62.46 per month.


/s/ Kenneth J. Stephon                      /s/ Peter Blicher
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Ken Stephon                                 Peter Blicher
Village Financial Corporation               President, H.V. Properties


7/13/98                                     7/13/98
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Date                                        Date





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         IN WITNESS  WHEREOF,  the parties have executed  this  Agreement on the date first hereinabove written.



                                            Village Financial Corporation


ATTEST:                                     By: /s/ William C. Hart
                                            ------------------------------------


/s/ William V.R. Fogler
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WITNESS:


/s/ J.R. Sachs                             /s/ Kenneth J. Stephon
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                                            Kenneth J. Stephon, Executive